Supplement dated October 31, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus
Columbia Funds Series Trust
Columbia LifeGoal Growth Portfolio	6/1/2014
Effective October 31, 2014, the list of portfolio managers under the caption “Fund Management" in the "Summary of the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager	Co-manager	2009
Robert McConnaughey	Managing Director and Global Head of Research	Co-manager	2011
Colin Moore	Executive Vice President, Global Chief Investment Officer	Co-manager	2009
Marie Schofield, CFA	Senior Portfolio Manager and Chief Economist	Co-manager	2009
Beth Vanney, CFA	Portfolio Manager	Co-manager	2011
The rest of the section remains the same.
Effective October 31, 2014, the list of portfolio managers under the caption “Primary Service Providers - Portfolio Managers" in the "More Information About the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager	Co-manager	2009
Robert McConnaughey	Managing Director and Global Head of Research	Co-manager	2011
Colin Moore	Executive Vice President, Global Chief Investment Officer	Co-manager	2009
Marie Schofield, CFA	Senior Portfolio Manager and Chief Economist	Co-manager	2009
Beth Vanney, CFA	Portfolio Manager	Co-manager	2011
Dr. Bahuguna joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2002. Dr. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.
Mr. McConnaughey joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.  Mr. McConnaughey began his investment career in 1993 and earned a B.A. from Dartmouth College.
Mr. Moore joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002. Mr. Moore began his investment career in 1983 and completed the Investment Management Program at the London Business School.
Ms. Schofield joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1990. Ms. Schofield began her investment career in 1975 and earned a B.S. from the College of Saint Rose.
Ms. Vanney joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1999. Ms. Vanney began her investment career in 1990 and earned a B.S. from the University of Minnesota.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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